UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 8, 1997
                                                -------------------------

                                 SB Partners
-------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
                                                  -----------------------

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      (Former name or former address, if changed since last report.)

Item 2. Acquisition and Disposition of Assets

         On December 8, 1997, the Registrant sold Plantation Shopping Center to Stiles Corporation, a Florida corporation, for $11,000,000 in an all cash transaction. The proceeds from the sale of Plantation Shopping Center were used, in part, to retire the mortgage note secured by the property.

         On December 15, 1997, the Registrant purchased the forty-percent interest in the joint venture which owns Riverbend Apartments in Atlanta, Georgia, from its co-venturer, an institutional investor, for $9,800,000, the approximate value of the co-venturer's share of net assets computed without regard to depreciation and amortization. In connection with this transaction, the Registrant secured a loan in the amount of $4,000,000 with Corestates Bank at a variable rate of LIBOR plus two percent. In addition, proceeds from the sale of Plantation Shopping Center were applied toward the purchase, with the balance of the purchase price being funded with cash held by the Registrant.

Item 7. Financial Statements

         The following pro forma financial statements reflect the sale of Plantation Shopping Center and the acquisition of the forty-percent co-venturer's interest in Riverbend Apartments by the Registrant. The balance sheet as of the last filing, September 30, 1997, has been restated to reflect the removal of the assets and liabilities related to Plantation Shopping Center, the removal of the investment in joint venture, and the addition of the assets and liabilities of the joint venture. The statements of operations for both the nine months ended September 30, 1997 and the year ended December 31, 1996 have been restated to reflect the results of operations of the Registrant as if the sale and acquisition had been consummated at the beginning of the periods presented.

         In addition, all items of income and related expenses of the International Jewelry Center and 1010 Market Street Office Building have been removed from the statements of operations for the year ended December 31, 1996, in accordance with the rules and regulations regarding the filing of Form 8-K, as the Registrant disposed of these properties during that year. Please refer also to the Forms 8-K dated May 22, 1996 and August 28, 1996, filed in the previous year.

         Complete audited financial statements of the entity acquired are not presently available and will be filed within sixty days in accordance with the rules and regulations for filing Form 8-K.

                                                          SB PARTNERS
                                                          -----------
                                               (a New York limited partnership)
                                                ------------------------------

                                                    PRO FORMA BALANCE SHEET
                                                    -----------------------
                                                                                 PRO FORMA ADJUSTMENTS
                                                                                     (SEE NOTE 3)
                                                                                 ---------------------
                                                          September 30,                                          RESTATED
                                                               1997          PLANTATION        RIVERBEND          BALANCE
                                                           AS REPORTED    SHOPPING CENTER      APARTMENTS          SHEET
                                                           -----------   -----------------    ------------      ----------
 Assets:
   Investments -
     Real Estate, at cost
     Land                                                 $  2,924,653    $          0        $          0      $  2,924,653
     Buildings, furnishings and improvements                28,726,406               0                   0        28,726,406
     Less - accumulated depreciation                       (13,016,464)              0                   0       (13,016,464)
                                                          ------------    ------------        ------------      ------------
                                                            18,634,595               0                   0        18,634,595

     Investment in joint venture                            10,961,882               0         (10,961,882)                0
                                                           -----------    ------------        ------------      ------------
                                                            29,596,477               0         (10,961,882)       18,634,595
   Other assets-
     Real estate assets held for sale                       13,021,025      (8,952,599)         20,661,882        24,730,308
     Cash and cash equivalents                               1,764,304       5,126,000          (5,430,417)        1,459,887
     Accounts receivable, accrued interest and other         2,031,557        (537,062)             43,925         1,538,420
                                                           -----------    ------------        ------------      ------------
    Total assets                                           $46,413,363    $ (4,363,661)       $  4,313,508      $ 46,363,210
                                                           ===========    ============        ============      ============
Liabilities:

    Mortgage notes payable                                 $30,179,151    $(5,350,000)        $  4,000,000      $ 28,829,151
    Accounts payable and accrued expenses                      934,879       (368,967)             220,464           786,376
    Tenants  security deposits                                 311,464        (83,432)              93,044           321,076
                                                           -----------    -----------         ------------      ------------
    Total liabilities                                       31,425,494     (5,802,399)           4,313,508        29,936,603
                                                           -----------    -----------         ------------      ------------

 Partners' Capital:
 Units of partnership interest without par value;
    Limited partners - 7,753 units                          15,004,371      1,438,645                    0        16,443,016
    General partner - 1 unit                                   (16,502)            93                    0           (16,409)
                                                           -----------    -----------         ------------      ------------
                                                            14,987,869      1,438,738                    0        16,426,607
                                                           -----------    -----------         ------------      ------------
          Total liabilities & partners' capital            $46,413,363    $(4,363,661)        $  4,313,508      $ 46,363,210
                                                           ===========    ===========         ============      ============

                           See accompanying notes to pro forma financial statements.


                                                      SB PARTNERS
                                                      -----------
                                            (a New York limited partnership)
                                             ------------------------------
                                           PRO FORMA STATEMENT OF OPERATIONS
                                           ---------------------------------
                                            For the Nine Months Ended September 30, 1997
                                            --------------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 3)
                                                                              ---------------------
                                                                         PLANTATION                            RESTATED
                                                          AS              SHOPPING         RIVERBEND            INCOME
                                                       REPORTED            CENTER          APARTMENTS         STATEMENT
                                                      ----------        ------------       ----------         ---------
 Revenues:
 Rental income                                       $ 6,487,702        $(1,339,380)       $2,743,422        $7,891,744
 Interest on short-term investments                       84,674               (124)            8,633            93,183
 Other                                                   254,050            (36,597)          540,665           758,118
                                                     -----------        -----------        ----------        ----------
     Total revenues                                    6,826,426         (1,376,101)        3,292,720         8,743,045
                                                     -----------        -----------        ----------        ----------

 Expenses:
 Interest on mortgage notes payable                    1,779,090           (312,011)          229,600         1,696,679
 Real estate operating expenses                        2,747,661           (230,366)        1,817,965         4,335,260
 Depreciation and amortization                         1,425,114           (391,992)                0         1,033,122
 Real estate taxes                                       660,493           (231,345)          190,387           619,535
 Management fees                                         897,651           (128,000)           56,000           825,651
 Other                                                    69,683            (12,203)           42,925           100,405
                                                     -----------        -----------        ----------        ----------
     Total expenses                                    7,579,692         (1,305,917)        2,336,877         8,610,652
                                                     -----------        -----------        ----------        ----------

          Income (loss) from operations                 (753,266)           (70,184)          955,843           132,393

 Equity in net income of joint venture                   219,689                  0          (219,689)                0

Loss on sale of investment in real estate                (65,163)                 0                 0           (65,163)
                                                     -----------        -----------        ----------        ----------
 Net income (loss) before extraordinary items           (598,740)           (70,184)          736,154            67,230

     Income (loss) before extraordinary items
        allocated to general partner                         (77)                (9)               95                 9
                                                     -----------        -----------        ----------        ----------

     Income (loss) before extraordinary items
        allocated to limited partners                $  (598,663)        $  (70,175)       $  736,059        $   67,221
                                                     ===========        ===========        ==========        ==========

  Net income (loss) before extraordinary items
     Per Unit of Limited Partnership Interest:        $   (77.22)        $    (9.05)       $    94.94         $    8.67
                                                     ===========        ===========        ==========        ==========

     Weighted Average Number of Units of Limited
        Partnership Interest Outstanding                   7,753              7,753             7,753             7,753
                                                     ===========        ===========        ==========        ==========

                                     See accompanying notes to pro forma financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                                For the Year Ended December 31, 1996
                                                ------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 3)
                                                                              ---------------------
                                                                       INTERNATIONAL          1010             RESTATED
                                                          AS              JEWELRY        MARKET STREET         FOR 1996
                                                       REPORTED           CENTER        OFFICE BUILDING      TRANSACTIONS
                                                     -----------       -------------    ---------------      ------------
 Revenues:
 Rental income                                       $14,940,374        $(2,845,052)      $(3,528,658)       $8,566,664
 Interest on short-term investments                       50,615                  0            (1,079)           49,536
 Other                                                   439,063             (4,373)         (287,143)          147,547
                                                     -----------        -----------        ----------       -----------
     Total revenues                                   15,430,052         (2,849,425)       (3,816,880)        8,763,747
                                                     -----------        -----------        ----------       -----------

 Expenses:
 Interest on mortgage notes payable                    7,215,718         (1,793,019)       (2,893,234)        2,529,465
 Real estate operating expenses                        6,993,395         (1,581,750)       (1,169,739)        4,241,906
 Write-off of uncollectible accounts                   2,531,516         (1,931,305)         (600,211)                0
 Depreciation and amortization                         3,465,840           (788,103)         (651,860)        2,025,877
 Real estate taxes                                     1,086,477            (85,476)         (174,946)          826,055
 Management fees                                       1,634,397           (122,000)          (78,000)        1,434,397
 Other                                                   567,553           (156,796)          (14,363)          396,394
                                                     -----------        -----------        ----------       -----------
     Total expenses                                   23,494,896         (6,458,449)       (5,582,353)       11,454,094
                                                     -----------        -----------        ----------       -----------

          Income (loss) from operations               (8,064,844)         3,609,024         1,765,473        (2,690,347)

 Equity in net income of joint venture                   425,725                  0                 0           425,725
                                                     -----------        -----------        ----------       -----------

Net income (loss) before extraordinary items          (7,639,119)         3,609,024          1,765,473       (2,264,622)

Income (loss) before extraordinary items
        allocated to general partner                        (985)               465               228             (292)
                                                     -----------        -----------        ----------       -----------

Income (loss) before extraordinary items
        allocated to limited partners                $(7,638,134)       $ 3,608,559        $1,765,245       $(2,264,330)
                                                     ===========        ===========        ==========       ===========

Net income (loss) before extraordinary items
     Per Unit of Limited Partnership Interest:       $   (985.18)        $    465.44       $   227.69       $  (292.06)
                                                     ===========        ===========        ==========       ===========

     Weighted Average Number of Units of Limited
        Partnership Interest Outstanding                   7,753              7,753             7,753             7,753
                                                     ===========        ===========        ==========       ===========

                                     See accompanying notes to pro forma financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                                For the Year Ended December 31, 1996
                                                ------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 3)
                                                                              ---------------------
                                                      RESTATED           PLANTATION                           RESTATED
                                                      FOR 1996            SHOPPING         RIVERBEND           INCOME
                                                    TRANSACTIONS           CENTER          APARTMENTS        STATEMENT
                                                    ------------        ------------       ----------       -----------
 Revenues:
 Rental income                                        $8,566,664        $(1,415,866)       $3,809,212       $10,960,010
 Interest on short-term investments                       49,536               (138)            2,803            52,201
 Other                                                   147,547             (9,098)          768,150          906,,599
                                                     -----------        -----------        ----------       -----------
     Total revenues                                    8,763,747         (1,425,102)        4,580,165        11,918,810
                                                     -----------        -----------        ----------       -----------

 Expenses:
 Interest on mortgage notes payable                    2,529,465           (498,514)          304,000         2,334,951
 Real estate operating expenses                        4,241,906           (317,524)        2,525,432         6,449,814
 Write-off of uncollectible accounts                           0                 (0)                0                 0
 Depreciation and amortization                         2,025,877           (456,887)                0         1,568,990
 Real estate taxes                                       826,055           (292,432)          251,249           784,872
 Management fees                                       1,434,397           (104,000)           68,000         1,398,397
 Other                                                   396,394            (28,188)          111,452           479,658
                                                     -----------        -----------        ----------       -----------
     Total expenses                                   11,454,094         (1,697,545)        3,260,133        13,016,682
                                                     -----------        -----------        ----------       -----------

          Income (loss) from operations               (2,690,347)           272,443         1,320,032        (1,097,872)

 Equity in net income of joint venture                   425,725                  0          (425,725)                0
                                                     -----------        -----------        ----------       -----------

Net income (loss) before extraordinary items          (2,264,622)           272,443           894,307        (1,097,872)

Income (loss) before extraordinary items
        allocated to general partner                        (292)                35               115              (142)
                                                     -----------        -----------        ----------       -----------

Income (loss) before extraordinary items
        allocated to limited partners                $(2,264,330)       $   272,408        $  894,192       $(1,097,730)
                                                     ===========        ===========        ==========       ===========

Net income (loss) before extraordinary items
     Per Unit of Limited Partnership Interest:       $   (292.06)       $     35.14        $   115.33       $  (141.59)
                                                     ===========        ===========        ==========       ===========

     Weighted Average Number of Units of Limited
        Partnership Interest Outstanding                   7,753              7,753             7,753             7,753
                                                     ===========        ===========        ==========       ===========

                                     See accompanying notes to pro forma financial statements.

                                SB PARTNERS
                                -----------
                     (a New York limited partnership)
                     --------------------------------

                  NOTES TO PRO FORMA FINANCIAL STATEMENTS
                  ---------------------------------------

(1) Accounting and Financial Reporting
    ----------------------------------

         The financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results
    of operations for the periods presented.   Certain information and
    footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest quarterly report on Form 10-Q and annual report on Form 10-K.

(2) Mortgage Notes Payable
    ----------------------

         The net proceeds from the sale of Plantation Shopping Center, approximately $10,476,000, were used first to retire the mortgage note of $5,350,000 secured by the property, with the remaining funds applied to the purchase of the forty percent co-venturer's interest in Riverbend Apartments. Additional funds for the purchase of the co-venturer's interest were obtained through a short-term mortgage note, advanced by the Registrant's lead bank, which carries interest at the rate of LIBOR plus two percent and matures in June, 1999. The note may be extended if the property is not sold before the term expires.


(3) Pro Forma Adjustments
    ---------------------

         The following pro forma financial statements reflect the sale of Plantation Shopping Center and the acquisition of the forty-percent co-venturer's interest in Riverbend Apartments by the Registrant. The balance sheet as of the last filing, September 30, 1997, has been restated to reflect the removal of the assets and liabilities related to Plantation Shopping Center, the removal of the investment in joint venture, and the addition of the assets and liabilities of the joint venture. The statements of operations for both the nine months ended September 30, 1997 and the year ended December 31, 1996 have been restated to reflect the results of operations of the Registrant as if the sale and acquisition had been consummated at the beginning of the periods presented. In addition, all items of income and related expenses of the International Jewelry Center and 1010 Market Street Office Building have been removed from the statements of operations for the year ended December 31, 1996, in accordance with the rules and regulations regarding the filing of Form 8-K, as the Registrant disposed of these properties during that year. Please refer also to the Forms 8-K dated May 22, 1996 and August 28, 1996, filed in the previous year.

         All the assets and related liabilities of Plantation Shopping Center have been removed from the historical balance sheet to reflect the sale of the property. Assets removed include that portion of "Real estate assets held for sale" pertaining to the shopping center, and amounts recorded as receivable from tenants. Liabilities removed include the first mortgage secured by the property and the related accrued interest payable, and amounts recorded as tenant security deposits. The partners' capital accounts are adjusted accordingly. All adjustments are shown as of the date of the last balance sheet filed, September 30, 1997.

         The investment in joint venture has been removed from the balance sheet and the total investment in Riverbend Apartments has been added to "Real estate assets held for sale". Other assets and liabilities associated with the operation of the property, such as prepaid expenses, accrued real estate taxes and tenant security deposits, have been added to the appropriate captions on the balance sheet. The partners' capital accounts are adjusted accordingly. All adjustments are shown as of the date of the last balance sheet filed, September 30, 1997.

         All items of income of Plantation Shopping Center have been removed from the statements of operations for the periods presented, including rental and other income received from tenants and interest earned on short-term investments. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses and taxes, depreciation, and other expenses have also been removed from the statements of operations. In addition, management fees have been reduced to reflect the sale of the property. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of the periods presented.

          "Equity in net income of joint venture" has been removed from the statements of operations for the periods presented, and instead, all items of income and expense relating to property operations, including rental income, and utility, payroll, and maintenance expenses have been included in the statements of operations for the periods presented. Management fees have been adjusted as well, to reflect the increased investment in real estate property. No depreciation expense is included in the pro forma financial statements since the property is an asset held for sale. Interest expense on the loan of $4,000,000 has been computed using the historical LIBOR rates plus two percent, in accordance the terms of the new loan used to acquire the co-venturer's interest. The aforementioned income and expense adjustments have been prepared as if the acquisition had taken place at the beginning of the periods presented.


(4) Gain on Sale of Investment in Real Estate
    -----------------------------------------

         The sale of Plantation Shopping Center resulted in a gain of approximately $1,500,000. This gain is not reflected in the pro forma adjustments to the statements of operations. The gain for tax purposes will be computed using the tax basis of the asset sold, and will differ from the gain reported on the financial statements.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date   December 23, 1997          /s/ George N. Tietjen III
     ------------------------     --------------------------------------
                                  George N. Tietjen III
                                  Vice-President